Exhibit 99.1

iMedia Brands Reports Second Quarter 2020 Results

Highest Q2 Net Income in 20 Years

Highest Quarterly Adjusted EBITDA in Company’s History

MINNEAPOLIS, MN – August 18, 2020 – iMedia Brands, Inc. (the “Company”) (NASDAQ: IMBI) today announced results for the second quarter ended August 1, 2020.

Second Quarter 2020 Summary & Recent Highlights

•	Net Income was $1.1 million, compared to a net loss of $10.2 million for Q2 prior year.
•	Adjusted EBITDA was $10.7 million, compared to $0.2 million for Q2 prior year.
•	Net sales were $124.5 million, a decline of 5.3% compared to Q2 prior year.
•	Gross margin was 37.2%, an improvement of 90-basis points compared to Q2 prior year.
•	The quarterly Active Customer file grew 1% year-over-year, which was the first time in four years the Company’s active customer file posted growth for a quarter.
•	ShopHQ launched 25 exciting new brands in Q2 and 15 in Q1, representing the highest number of new product launches for any six-month period in the Company’s 30-year history. Revenue for these innovative new product launches generated 19% of the Company’s total revenue for the first two quarters of 2020, which was the highest percent of new product revenue during any six-month period in the Company’s 30-year history.
•	Q2 new product launches included:
o	Fashion & Accessories: GH Bass Footwear; DKNY Fashions; Karl Lagerfeld Paris; Guess Handbags; Fossil Handbags; Oakley Sunglasses; Dolce & Gabbana Eyewear; Elan Fashions; and Heather Dubrow’s Closet.
o	Beauty: Gucci Fragrances; Prada Fragrances; Estee Lauder Fragrances; Melanie Mills Skincare; and Foreo Beauty Tools.
o	Home: Lladro Collectibles; Spode Dinnerware; SeaBear Crab; Glenda’s Kitchen; Coin Shoppe; Tiller and Hatch; and Wagner Home Improvement.
o	Health: Ladders Nutrition by Lebron James & Arnold Schwarzenegger; Sankom Shapewear; Bee Alive Royal Jelly; Radiant Greens; and Foligain Hair Health.
•	ShopHQ’s increasing viewership trends continued to be driven by its static programming calendar strategy introduced in the final quarter of 2019. For example, Fashion Talk with Fatima & Kathy on Mondays and Thursdays, and Invicta Collectors Room on Thursdays, both achieved double-digit viewership growth year-over-year in Q2.

CEO Commentary

“One year ago, we defined a new innovative interactive media strategy and began to implement it within a leaner, more entrepreneurial culture,” said Tim Peterman, CEO of iMedia Brands. “Today’s financial report card reflects that success – smarter decision-making by a smaller group of entrepreneurial employees who love operational discipline and calculated risk taking.”

Second Quarter 2020 Results

SUMMARY RESULTS AND KEY OPERATING METRICS

($ Millions, except average selling price and EPS)

	Q2 2020 8/1/2020	Q2 2019 8/3/2019	Change		YTD 2020 8/1/2020	YTD 2019 8/3/2019	Change

Net Sales	$124.5	$131.5	(5.3%)		$220.3	$263.0	(16.2%)
Gross Margin %	37.2%	36.3%	90	bps	37.1%	32.3%	480	bps
Adjusted EBITDA	$10.7	$0.2	4,987%		$9.1	$(8.3)	N/A
Net Income (Loss)	$1.1	$(10.2)	N/A		$(5.8)	$(31.2)	81%
EPS	$0.11	$(1.35)	N/A		$(0.65)	$(4.36)	85%
Net Shipped Units (000s)	1,763	1,750	1%		3,111	3,649	(15%)
Average Selling Price (ASP)	$63	$68	(7%)		$63	$65	(3%)
Return Rate %	11.9%	19.8%	(790	bps)	14.6%	20.0%	(540	bps)
ShopHQ Digital Net Sales %	50.1%	52.7%	(260	bps)	51.4%	52.6%	(120	bps)
Total Customers - 12 Month Rolling (000s)	1,014	1,147	(12%)		N/A	N/A	N/A

% of ShopHQ Net Merchandise Sales by Category
Jewelry & Watches	36%	48%			40%	46%
Home & Consumer Electronics	11%	19%			13%	19%
Beauty & Wellness	43%	19%			35%	19%
Fashion & Accessories	10%	14%			12%	16%
Total	100%	100%			100%	100%

Liquidity and Capital Resources

As of August 1, 2020, total unrestricted cash was $18.7 million compared to $16.2 million at the end of the first quarter of fiscal 2020. The Company also had an additional $9.4 million of unused availability on its revolving credit facility.

In light of the macroeconomic conditions and COVID-19, the Company is closely monitoring impacts and potential future impacts to its operations, supply chain, liquidity or financial results.

Outlook

In Q3 and Q4, we believe the Company will post Adjusted EBITDA in the mid-to-high single digit millions. We also continue to believe that the pandemic’s effect on the Company will be reduced because we have a direct-to-consumer revenue model that serves customers who seek to buy goods from the comfort of their own homes, and we are not dependent on the traditional advertising dollars from national advertisers who are impacted by the continued disruption of the brick and mortar shopping experience.

Conference Call

The Company will hold a conference call today at 8:30 a.m. Eastern time to discuss its second quarter 2020 results.

Date: Tuesday, August 18, 2020

Toll-free dial-in number: (877) 407-9039

International dial-in number: (201) 689-8470

Conference ID: 13707534

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Investor Relations at (949) 574-3860.

The conference call will be broadcast live and available for replay here and via the investor relations section of the iMedia Brands website at www.imediabrands.com.

A replay of the conference call will be available after 11:30 a.m. Eastern time on the same day through September 1, 2020.

Toll-free replay number: (844) 512-2921

International replay number: (412) 317-6671

Replay ID: 13707534

About iMedia Brands, Inc.

iMedia Brands, Inc. (Nasdaq: IMBI) is a leading interactive media company that manages a growing portfolio of niche lifestyle television networks, niche advertisers and complementary media commerce services. Its brand portfolio spans multiple business models and product categories and includes ShopHQ, Bulldog Shopping Network, ShopHQ Health, Shop LaVenta, Float Left Interactive and Media Commerce Services. Please visit www.imediabrands.com for more investor information.

Contacts:

Investors:

Gateway Investor Relations

Cody Slach

IMBI@gatewayir.com

(949) 574-3860

Media:

press@imediabrands.com

(800) 938-9707

iMEDIA BRANDS, INC.

AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In thousands except share and per share data)

	August 1,	February 1,
	2020	2020
	(Unaudited)

ASSETS
Current assets:
Cash	$18,703	$10,287
Accounts receivable, net	58,137	63,594
Inventories	61,627	78,863
Current portion of television distribution rights, net	18,221	-
Prepaid expenses and other	7,013	8,196
Total current assets	163,701	160,940
Property and equipment, net	44,882	47,616
Television distribution rights, net	7,263	-
Other assets	3,931	4,187
Total Assets	$219,777	$212,743

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$79,812	$83,659
Accrued liabilities	36,839	40,250
Current portion of television distribution rights obligation	21,221	-
Current portion of long term credit facility	2,714	2,714
Current portion of operating lease liabilities	278	704
Deferred revenue	188	141
Total current liabilities	141,052	127,468

Other long term liabilities	9,273	335
Long term credit facilities	52,006	66,246
Total liabilities	202,331	194,049

Commitments and contingencies

Shareholders' equity:
Preferred stock, $.01 par value, 400,000 shares authorized;
zero shares issued and outstanding	-	-
Common stock, $.01 par value, 29,600,000 and 14,600,000 shares authorized;
as of August 1, 2020 and February 1, 2020; 10,141,649 and 8,208,227
shares issued and outstanding as of August 1, 2020 and February 1, 2020	101	82
Additional paid-in capital	457,340	452,833
Accumulated deficit	(439,995)	(434,221)
Total shareholders' equity	17,446	18,694
Total Liabilities and Shareholders' Equity	$219,777	$212,743

 iMEDIA BRANDS, INC.

 AND SUBSIDIARIES

 CONSOLIDATED STATEMENTS OF OPERATIONS

 (Unaudited)

 (In thousands, except share and per share data)

	For the Three-Month Periods Ended		For the Six-Month Periods Ended

	August 1,	August 3,	August 1,	August 3,
	2020	2019	2020	2019
Net sales	$124,515	$131,503	$220,349	$263,024
Cost of sales	78,223	83,777	138,500	178,005
Gross profit	46,292	47,726	81,849	85,019
Margin %	37.2%	36.3%	37.1%	32.3%
Operating expense:
Distribution and selling	31,875	43,521	65,610	90,385
General and administrative	5,104	5,532	10,471	12,401
Depreciation and amortization	6,842	2,502	8,723	4,181
Restructuring costs	-	5,165	209	5,165
Executive and management transition costs	-	310	-	2,341
Total operating expense	43,821	57,030	85,013	114,473
Operating Income/(Loss)	2,471	(9,304)	(3,164)	(29,454)

Other income (expense):
Interest income	-	6	1	11
Interest expense	(1,402)	(864)	(2,581)	(1,694)
Total other expense	(1,402)	(858)	(2,580)	(1,683)

Income/(Loss) before income taxes	1,069	(10,162)	(5,744)	(31,137)

Income tax provision	(15)	(15)	(30)	(30)

Net Income/(Loss)	$1,054	$(10,177)	$(5,774)	$(31,167)

Net Income/(Loss) per common share	$0.11	$(1.35)	$(0.65)	$(4.36)

Net Income/(Loss) per common share
---assuming dilution	$0.11	$(1.35)	$(0.65)	$(4.36)

Weighted average number of
common shares outstanding:
Basic	9,532,369	7,550,265	8,911,580	7,141,055
Diluted	9,896,729	7,550,265	8,911,580	7,141,055

iMEDIA BRANDS, INC.

AND SUBSIDIARIES

PERFORMANCE MEASURES BY SEGMENT

($ in Millions)

	For the Three-Month Period Ended			For the Three-Month Period Ended
	August 1, 2020			August 3, 2019

	ShopHQ	Emerging	Consolidated	ShopHQ	Emerging	Consolidated

Net Sales	$120.7	$3.8	$124.5	$130.7	$0.8	$131.5

Gross Profit	44.7	1.6	46.3	47.7	0.1	47.7

Operating Income/(Loss)	3.7	(1.3)	2.4	(7.8)	(1.5)	(9.3)

Adjusted EBITDA	11.9	(1.1)	10.7	0.1	0.1	0.2

	For the Six-Month Period Ended			For the Six-Month Period Ended
	August 1, 2020			August 3, 2019

	ShopHQ	Emerging	Consolidated	ShopHQ	Emerging	Consolidated

Net Sales	$214.5	$5.9	$220.3	$261.5	$1.5	$263.0

Gross Profit	79.7	2.2	81.8	84.8	0.2	0.0

Operating Income/(Loss)	(0.1)	(3.1)	(3.2)	(27.0)	(2.4)	(29.5)

Adjusted EBITDA	11.9	(2.8)	9.1	(7.6)	(0.7)	(8.3)

iMEDIA BRANDS, INC.

AND SUBSIDIARIES

Reconciliation of Net Income (Loss) to Adjusted EBITDA:

(Unaudited)

(in thousands)

	For the Three-Month Period Ended			For the Three-Month Period Ended
	August 1, 2020			August 3, 2019

	ShopHQ	Emerging	Consolidated	ShopHQ	Emerging	Consolidated

Net Income (Loss)			$1,054			$(10,177)
Adjustments:
Depreciation and amortization			7,840			3,511
Interest income			-			(6)
Interest expense			1,402			864
Income taxes			15			15
EBITDA (as defined)	$11,427	$(1,116)	$10,311	$(5,094)	$(699)	$(5,793)

A reconciliation of EBITDA to Adjusted EBITDA is as follows:
EBITDA (as defined)	$11,427	$(1,116)	$10,311	$(5,094)	$(699)	$(5,793)
Adjustments:
Transaction, settlement and integration costs (a)	315	-	315	-	-	-
Restructuring costs	-	-	-	4,337	828	5,165
Executive and management transition costs	-	-	-	310	-	310
Rebranding costs	-	-	-	238	-	238
Inventory Impairment write-down	-	-	-	-	-	-
Non-cash share-based compensation expense	108	-	108	350	(59)	291
Adjusted EBITDA	$11,850	$(1,116)	$10,734	$141	$70	$211

	For the Six-Month Period Ended			For the Six-Month Period Ended
	August 1, 2020			August 3, 2019

	ShopHQ	Emerging	Consolidated	ShopHQ	Emerging	Consolidated

Net Loss			$(5,774)			$(31,167)
Adjustments:
Depreciation and amortization			10,745			6,140
Interest income			(1)			(11)
Interest expense			2,581			1,694
Income taxes			30			30
EBITDA (as defined)	$10,364	$(2,783)	$7,581	$(21,757)	$(1,557)	$(23,314)

A reconciliation of EBITDA to Adjusted EBITDA is as follows:
EBITDA (as defined)
Adjustments:	$10,364	$(2,783)	$7,581	$(21,757)	$(1,557)	$(23,314)
Transaction, settlement and integration costs (b)	574	-	574	-	-	-
Restructuring costs	209		209	4,337	828	5,165
Executive and management transition costs	-	-	-	2,341	-	2,341
Rebranding costs	-	-	-	238	-	238
Inventory Impairment write-down	-	-	-	6,050	-	6,050
Non-cash share-based compensation expense	723	-	723	1,205	52	1,257
Adjusted EBITDA	$11,870	$(2,783)	$9,087	$(7,586)	$(677)	$(8,263)

(a)	Transaction, settlement and integration costs for the quarter ended August 1, 2020 of $315,000 include COVID-related costs.
(b)	Transaction, settlement and integration costs for the six months ended August 1, 2020 of $574,000 include consulting fees incurred to explore additional loan financings and COVID-related costs.

Adjusted EBITDA

EBITDA represents net income (loss) for the respective periods excluding depreciation and amortization expense, interest income (expense) and income taxes. The Company defines Adjusted EBITDA as EBITDA excluding non-operating gains (losses); executive and management transition costs; restructuring costs; non-cash impairment charges and write downs; transaction, settlement, and integration costs, net; and non-cash share-based compensation expense. The Company has included the “Adjusted EBITDA” measure in its EBITDA reconciliation in order to adequately assess the operating performance of its television and online businesses and in order to maintain comparability to its analyst's coverage and financial guidance, when given. Management believes that the Adjusted EBITDA measure allows investors to make a meaningful comparison between its business operating results over different periods of time with those of other similar companies. In addition, management uses Adjusted EBITDA as a metric to evaluate operating performance under the Company’s management and executive incentive compensation programs. EBITDA and Adjusted EBITDA are both non-GAAP measures and should not be construed as an alternative to operating income (loss), net income (loss) or to cash flows from operating activities as determined in accordance with generally accepted accounting principles (“GAAP”) and should not be construed as a measure of liquidity. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. The Company has included a reconciliation of the comparable GAAP measure, net income (loss) to Adjusted EBITDA in this release.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This document may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact, including statements regarding the expected impact of COVID-19 on television retailing are forward-looking. The Company often use words such as anticipates, believes, estimates, expects, intends, seeks, predicts, hopes, should, plans, will and similar expressions to identify forward-looking statements. These statements are based on management's current expectations and accordingly are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein due to various important factors, including (but not limited to): variability in consumer preferences, shopping behaviors, spending and debt levels; the general economic and credit environment, including COVID-19; interest rates; seasonal variations in consumer purchasing activities; the ability to achieve the most effective product category mixes to maximize sales and margin objectives; competitive pressures on sales and sales promotions; pricing and gross sales margins; the level of cable and satellite distribution for the Company’s programming and the associated fees or estimated cost savings from contract renegotiations; the Company’s ability to establish and maintain acceptable commercial terms with third-party vendors and other third parties with whom the Company has contractual relationships, and to successfully manage key vendor and shipping relationships and develop key partnerships and proprietary and exclusive brands; the ability to manage operating expenses successfully and the Company’s working capital levels; the ability to remain compliant with the Company’s credit facilities covenants; customer acceptance of the Company’s branding strategy and its repositioning as a video commerce Company; the ability to respond to changes in consumer shopping patterns and preferences, and changes in technology and consumer viewing patterns; changes to the Company’s management and information systems infrastructure; challenges to the Company’s data and information security; changes in governmental or regulatory requirements; including without limitation, regulations of the Federal Communications Commission and Federal Trade Commission, and adverse outcomes from regulatory proceedings; litigation or governmental proceedings affecting the Company’s operations; significant events (including disasters, weather events or events attracting significant television coverage) that either cause an interruption of television coverage or that divert viewership from its programming; disruptions in the Company’s distribution of its network broadcast to customers; the Company’s ability to protect its intellectual property rights; our ability to obtain and retain key executives and employees; the Company’s ability to attract new customers and retain existing customers; changes in shipping costs; expenses related to the actions of activist or hostile shareholders; the Company’s ability to offer new or innovative products and customer acceptance of the same; changes in customer viewing habits of television programming; and the risks identified under Item 1A(Risk Factors) in the Company’s most recently filed Form 10-K and any additional risk factors identified in its periodic reports since the date of such Form 10-K. More detailed information about those factors is set forth in the Company’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this announcement. the Company’s is under no obligation (and expressly disclaim any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.